UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-6604

Dreyfus BASIC Money Market Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	2/28
Date of reporting period:	2/28/09

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
22	Report of Independent Registered
Public Accounting Firm
23	Important Tax Information
24	Board Members Information
27	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus BASIC Money Market Fund, Inc.

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Money Market Fund, Inc., covering the 12-month period from March 1, 2008, through February 28, 2009.

The U.S. economy has continued to weaken amid plunging housing prices, rising unemployment and tight credit conditions.Although government and monetary authorities have responded aggressively with massive bailouts, liquidity injections and economic stimulus programs, most other asset classes have performed poorly. In addition, the federal government subsequently stepped in with a guarantee of money market assets for certain funds, while others received financial support from their sponsors.While these actions have restored some level of investor confidence in the money markets, the Fed’s maintenance of near-zero short-term interest rates coupled with record levels of investor demand have put downward pressure on money-market yields, creating a new set of challenges for those seeking a relative safe haven.

We so far have seen no signs of imminent improvement in the economic climate, but the financial markets appear to have priced in investors’ generally low expectations. In previous recessions, the markets have tended to anticipate economic rebounds before they occur, leading to major market rallies when few expected them.That is why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the appropriate asset allocation that’s right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation March 16, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2008, through February 28, 2009, as provided by Bernard W. Kiernan, Jr., Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended February 28, 2009, Dreyfus BASIC Money Market Fund, Inc. produced a yield of 2.25%. Taking into account the effects of compounding, the fund produced an effective yield of 2.27%.1

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities, bank obligations, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements, asset-backed securities and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its total assets in bank obligations.

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the “Fed”) in our decisions as to how to structure the fund. Based upon our economic outlook, we actively manage the fund’s average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates.

Interest Rates Cut to Unprecedented Low Levels

Slumping U.S. housing markets, sluggish consumer spending, resurgent energy prices, mounting job losses and an ongoing credit crunch had intensified by the start of the reporting period. In response, the Fed had reduced the overnight federal funds rate from 5.25% in September 2007 to 3.00% by the end of February 2008.

In March, the Fed participated in the rescue of investment bank Bear Stearns and made funds available toWall Street firms in an unprecedented program allowing the use of mortgage-backed securities as collateral.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Despite reports of additional write-downs by major banks in June and renewed volatility in the stock and bond markets, a surge in exports boosted the economic growth rate to 2.8% in the second quarter of 2008.

However, bad news continued to mount over the summer, including greater-than-expected losses by mortgage agencies Fannie Mae and Freddie Mac in July and a higher unemployment rate in August. September proved particularly challenging, as financial institutions found themselves unable to obtain short-term funding for their operations. In the ensuing tumult, the U.S. government effectively nationalized Fannie Mae, Freddie Mac and insurer AIG; Lehman Brothers filed for bank-ruptcy;Washington Mutual was seized by regulators; and Merrill Lynch and Wachovia were sold to former rivals. Congress passed the $700 billion Troubled Assets Relief Program (TARP) to shore up the nation’s banking system. It later was announced that U.S. GDP contracted by a 0.50% annualized rate in the third quarter.

Money Markets Also Suffered

Money market funds were not immune to the financial crisis. The Lehman Brothers bankruptcy led to challenging liquidity conditions in the commercial paper market, and the fund’s exposure to Lehman Brothers notes threatened to force its net asset value below $1 per share. However,The Bank of New York Mellon Corporation entered into an agreement with the fund to support the value of its Lehman holdings, enabling it to maintain a steady share price. To prevent a surge in withdrawals, the U.S. government implemented the Temporary Guarantee Program for Money Market Funds, and the commercial paper market subsequently stabilized.

Despite an unprecedented, coordinated rate cut in October by the world’s central banks, the economic downturn gained momentum, and retailers suffered through their worst holiday season in years. Meanwhile, the National Bureau of Economic Research officially declared in November that the U.S. economy has been in a recession since late 2007, a pronouncement that was confirmed by more job losses in December. The Fed followed up with additional interest-rate reductions,and the target for the federal funds rate ended 2008 between 0% and 0.25%,a record low. In addition, GDP contracted by 6.20% in the fourth quarter, contributing to a 1.10% growth rate for 2008 overall.The U.S.economy shed 2.60 million jobs in 2008, and the unemployment rate rose to 7.20%.

Disappointing economic news continued to constrain investor sentiment in January, including a report that the median sales price of single-family homes in December fell 12% compared to one year earlier, the most on record. In February, the U.S. economy lost another 651,000 jobs, driving the unemployment rate to a 16-year high of 8.10%, and the Conference Board’s Consumer Confidence Index fell to its lowest level since its inception in 1967.

Maintaining a Focus on Quality

Over the first half of the reporting period, we maintained the fund’s weighted average maturity in a position we considered longer than industry averages. However, September’s historic developments constrained our ability to find longer-dated money market instruments at reasonable prices, and we shifted the fund’s focus to instruments with overnight maturities. We subsequently have maintained the fund’s weighted average maturity in a range that is roughly in line with industry averages.

Despite a massive stimulus package from the Obama administration and new measures designed to address the banking crisis, we currently expect reduced liquidity and tighter loan standards to dampen economic growth over the foreseeable future.Therefore, we intend to maintain the fund’s conservative credit posture and focus on liquidity.

March 16, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yield provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders will be given at least 90 days’ notice prior to the time such absorption may be terminated. Had these expenses not been absorbed, the fund’s yield would have been 2.09% and the fund’s effective yield would have been 2.11%.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC Money Market Fund, Inc. from September 1, 2008 to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2009

Expenses paid per $1,000†	$2.34
Ending value (after expenses)	$1,008.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2009

Expenses paid per $1,000†	$2.36
Ending value (after expenses)	$1,022.46

† Expenses are equal to the fund’s annualized expense ratio of .47%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 28, 2009

	Principal
Negotiable Bank Certificates of Deposit—40.7%	Amount ($)	Value ($)

Banco Bilbao Vizcaya Argenteria Puerto Rico (Yankee)
0.90%, 5/13/09	20,000,000	20,000,405
Bank of Ireland (Yankee)
2.30%, 3/9/09	50,000,000 [a]	50,000,000
Bank of Tokyo-Mitsubishi Ltd. (Yankee)
1.10%, 5/7/09	50,000,000	50,000,000
Barclays Bank PLC (Yankee)
1.35%, 5/18/09	50,000,000	50,000,000
Calyon (Yankee)
1.20%, 6/2/09	50,000,000	50,000,000
DnB NOR Bank ASA (Yankee)
1.26%, 4/8/09	50,000,000 [a]	50,000,000
Fortis Bank (Yankee)
3.17%, 3/9/09	25,000,000	25,000,000
Lloyds TSB Bank PLC (Yankee)
1.33%, 4/7/09	50,000,000	50,000,512
Natixis (Yankee)
3.15%, 3/12/09	50,000,000	50,000,000
Societe Generale (Yankee)
1.00%, 5/11/09	50,000,000	50,000,000
UBS AG (Yankee)
3.20%, 3/16/09	25,000,000	25,000,000
Total Negotiable Bank Certificates of Deposit
(cost $470,000,917)		470,000,917

Commercial Paper—37.1%

Allied Irish Banks N.A. Inc.
2.16%, 3/16/09	50,000,000 [a]	49,955,208
Banco Bilbao Vizcaya Argenteria Puerto Rico
1.00%, 5/6/09	30,000,000	29,945,000
BNP Paribas Finance Inc.
0.31%, 3/2/09	50,000,000	49,999,567
Cancara Asset Securitisation Ltd.
1.05%, 5/14/09	50,000,000 [a]	49,892,083
General Electric Capital Services Inc.
1.00%, 5/8/09	50,000,000	49,905,556
Greenwich Capital Holdings Inc.
2.36%, 3/3/09	50,000,000	49,993,472

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

ING (US) Funding LLC
1.14%, 5/5/09	50,000,000	49,897,083
Nordea North America Inc.
0.96%, 5/7/09	50,000,000	49,910,667
Ranger Funding Company, LLC
0.67%, 5/1/09	50,000,000 [a]	49,943,236
Total Commercial Paper
(cost $429,441,872)		429,441,872

Corporate Note—.5%

Lehman Brothers Holdings Inc.
0.00%, 3/27/09
(cost $45,000,000)	45,000,000 [b,c,d]	5,737,500

U.S. Government Agency—8.6%

Federal National Mortgage Association
1.13%, 4/21/09
(cost $99,963,320)	100,000,000 [e,f]	99,963,320

Repurchase Agreements—9.8%

Barclays Financial LLC
0.26%, dated 2/27/09, due 3/2/09 in the
amount of $64,001,387 (fully collateralized
by $66,313,596 U.S. Treasury Strips,
due 11/15/10-5/15/14, value $65,280,000)	64,000,000	64,000,000
Deutsche Bank Securities
0.27%, dated 2/27/09, due 3/2/09 in the
amount of $50,001,125 (fully collateralized
by $13,365,000 Federal Home Loan Bank, 0%,
due 4/24/09, value $13,360,991 and $36,710,000
Federal National Mortgage Association, 6%,
due 5/12/16, value $37,639,130)	50,000,000	50,000,000
Total Repurchase Agreements
(cost $114,000,000)		114,000,000

	Principal
Other—2.9%	Amount ($)	Value ($)

Capital Suport Agreement
(cost $0)	0 [b]	33,986,943
Total Investments (cost $1,158,406,109)	99.6%	1,153,130,552
Cash and Receivables (Net)	.4%	4,272,705
Net Assets	100.0%	1,157,403,257

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2009, these securities amounted to $249,790,527 or 21.6% of net assets.
b The Bank of NewYork Mellon Corporation (BNY Mellon) has entered into a Capital Support Agreement with the fund, which provides that BNY Mellon, at no cost to the fund, will contribute capital to the fund up to 100% of the amortized cost of the security to the extent that the fund maintains a net asset value of $.995 on the sale, final liquidation or other final payment of the security.
c Issuer filed for bankruptcy.
d Non-income producing—security in default.
e Variable rate security—interest rate subject to periodic change.
f On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Banking	60.6	Foreign/Governmental	4.3
Repurchase Agreements	9.8	Other	2.9
Asset-Backed/Multi-Seller Programs	8.6	Brokerage Firms	.5
U.S. Government Agency	8.6
Finance	4.3		99.6

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments—Note 1(b)	1,158,406,109	1,119,143,609
Capital Support Agreement—Note 1(e)		33,986,943
Cash		3,051,836
Interest receivable		2,196,923
Prepaid expenses		153,378
		1,158,532,689
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		391,804
Payable for shares of Common Stock redeemed		651,614
Accrued expenses		86,014
		1,129,432
Net Assets ($)		1,157,403,257
Composition of Net Assets ($):
Paid-in capital		1,162,882,271
Accumulated undistributed investment income—net		23,770
Accumulated net realized gain (loss) on investments		(227,227)
Accumulated net unrealized appreciation
(depreciation) on investments		(5,275,557)
Net Assets ($)		1,157,403,257
Shares Outstanding
(3 billion shares of $.001 par value Common Stock authorized)		1,163,179,084
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended February 28, 2009

Investment Income ($):
Interest Income	33,364,712
Expenses:
Management fee—Note 2(a)	6,113,055
Shareholder servicing costs—Note 2(b)	835,603
Treasury insurance expense—Note 1(f)	336,595
Custodian fees—Note 2(b)	106,632
Professional fees	77,884
Directors’ fees and expenses—Note 2(c)	68,074
Registration fees	55,417
Prospectus and shareholders’ reports	21,451
Miscellaneous	24,705
Total Expenses	7,639,416
Less—reduction in management fee
due to undertaking—Note 2(a)	(1,998,004)
Less—reduction in fees due to
earnings credits—Note 1(b)	(25,802)
Net Expenses	5,615,610
Investment Income—Net	27,749,102
Net Unrealized Appreciation (Depreciation)
on Investments—Note 1(b) ($)	(5,275,557)
Net Increase in Net Assets Resulting from Operations	22,473,545

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended,

	February 28, 2009	February 29, 2008

Operations ($):
Investment income—net	27,749,102	53,521,501
Net unrealized appreciation
(depreciation) on investments	(5,275,557)	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,473,545	53,521,501
Dividends to Shareholders from ($):
Investment income—net	(27,725,332)	(53,521,501)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	825,745,582	770,111,988
Dividends reinvested	26,571,682	51,169,888
Cost of shares redeemed	(936,511,912)	(641,311,308)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(84,194,648)	179,970,568
Total Increase (Decrease) in Net Assets	(89,446,435)	179,970,568
Net Assets ($):
Beginning of Period	1,246,849,692	1,066,879,124
End of Period	1,157,403,257	1,246,849,692
Undistributed investment income—net	23,770	—

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended February 28/29,

	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.022	.047	.048	.031	.011
Distributions:
Dividends from
investment income—net	(.022)	(.047)	(.048)	(.031)	(.011)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	2.26	4.84	4.88	3.18	1.15
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.62	.61	.62	.63	.63
Ratio of net expenses
to average net assets	.46	.45	.45	.45	.45
Ratio of net investment income
to average net assets	2.27	4.72	4.78	3.14	1.12
Net Assets, end of period
($ x 1,000)	1,157,403	1,246,850	1,066,879	973,708	966,854

See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost (other than those securities covered by a Capital Support Agreement, as described in Note 1(e) below, which are carried at market value based upon valuations provided by an independent pricing service approved by the Board of Directors) in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Directors to represent the fair value of the fund’s investments.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 28, 2009 in valuing the fund’s investments:

Investments in
Valuation Inputs	Securities ($)

Level 1—Quoted Prices	0
Level 2—Other Significant Observable Inputs	1,153,130,552
Level 3—Significant Unobservable Inputs	0
Total	1,153,130,552

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended February 28, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 28, 2009, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $227,227 is available for federal income tax purposes to be applied against future net securities

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

profits, if any, realized subsequent to February 28, 2009. If not applied, the carryover expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended February 28, 2009 and February 29, 2008, were all ordinary income.

At February 28, 2009, the cost of investments for federal income tax purposes was $1,158,406,109; accordingly, accumulated net unrealized depreciation on investments was $5,275,557, consisting of $33,986,943 gross unrealized appreciation and $39,262,500 gross unrealized depreciation.

(e) Capital Support Agreement: The fund holds notes (the “Notes”) issued by Lehman Brothers Holdings, Inc. (“Lehman”). In order to mitigate the negative impact of holding these securities in light of the bankruptcy of Lehman on September 16, 2008, the fund entered into a Capital Support Agreement (the “Agreement”) with BNY Mellon, the parent company of the fund’s adviser. Pursuant to the Agreement, BNY Mellon has agreed to provide capital support to the fund, subject to a maximum amount of $45 million (the “Maximum Capital Support Payment”), if any of the following events result in the fund’s net asset value falling below $0.9950:

(i)	Any final sale or other final liquidation of the Notes by the fund for cash in an amount, after deduction of costs, which is less than the amortized cost value of the Notes as of the date such sale or liquidation is consummated;

(ii)	Receipt by the fund of final payment on the Notes in cash in an amount less than the amortized cost value of the Notes less costs in respect thereof, as of the date such final payment is received;

(iii)	The date upon which a court of competent jurisdiction over the matter discharges Lehman from liability in respect of the Notes, and such discharge results in the receipt of aggregate payments on the Notes in an amount less than the amortized cost value of the Notes, less costs in respect thereof, as of the date such final payment is received; and

(iv)	The receipt by the fund of any security or other instrument in exchange for, or as a replacement of, the Notes as a result of an exchange offer, debt restructuring, reorganization or similar transaction pursuant to which the Notes are exchanged for, or replaced with,new securities of Lehman or a third party and such new securities are or become “Eligible Securities,” as defined in sub-paragraph (a)(10) of Rule 2a-7 promulgated under the Act, and have an aggregate value that is less than the aggregate amor- tized cost value of the Notes on the date the fund receives such new securities.

The obligations of BNY Mellon to provide capital support shall terminate upon the earliest to occur of (i) the repayment in full of the Notes, (ii) BNY Mellon making payments equal to the Maximum Capital Support Payment, (iii) the date on which the fund no longer holds any Notes, (iv) the mutual agreement of the fund and BNY Mellon to terminate the Agreement and (v) 5:00 p.m. Eastern Time on the date which is 364 days from the date of the Agreement unless the term of the Agreement is extended pursuant to the Agreement’s terms.

(f) Treasury’s Temporary Guarantee Program: The fund has entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The Program, which was originally set to expire on December 18, 2008, was extended by theTreasury until April 30, 2009 and has been extended by the Treasury until September 18, 2009, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial term and the extended periods of the Program required a payment to the Treasury in the amount of .015%, .022% and .023%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense is being borne by the fund without regard to any expense limitation currently in effect.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice to the contrary, to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $1,998,004 during the period ended February 28, 2009.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level.This undertaking is voluntary and not contractual and may be terminated at any time. During the period ended February 28, 2009, there was no expense reimbursement pursuant to the undertaking.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2009, the fund was charged $544,997 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2009, the fund was charged $190,991 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2009, the fund was charged $17,081 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2009, the fund was charged $106,632 pursuant to the custody agreement.

During the period ended February 28, 2009, the fund was charged $5,181 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $444,620, custodian fees $48,689, chief compliance officer fees $1,995 and transfer agency per account fees $33,938, which are offset against an expense reimbursement currently in effect in the amount of $137,438.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus BASIC Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC Money Market Fund, Inc., including the statement of investments, as of February 28, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Money Market Fund, Inc. at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York April 17, 2009

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 94.15% of the ordinary income dividends paid during the fiscal year ended February 28, 2009 as qualifying “interest related dividends.”

The Fund 23

The Fund 25

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 76 investment companies (comprised of 174 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 174 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

The Fund 27

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Distributor since October 1998.

For More Information

Dreyfus
BASIC Money Market Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol: DBAXX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

0123AR0209

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $41,139 in 2008 and $41,963 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2008 and $10,552 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,899 in 2008 and $3,069 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $444 in 2008 and $348 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,382,004 in 2008 and $15,158,281 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York,

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC Money Market Fund, Inc.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	April 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	April 23, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	April 23, 2009

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)